STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	6
Beginning Date of Accrual Period	22-Oct-01
End Date of Accrual Period	19-Nov-01
Distribution Date	20-Nov-01
Previous Distribution Date	22-Oct-01

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	26,631,936.36
Principal Collections	20,091,524.28
Interest Collections	6,540,412.08
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	26,631,936.36
Servicing Fee	291,995.25
Interest Paid to Certificates	1,346,558.20
Principal Paid to Certificates	24,993,382.91
Overcollateralization Release Amount	0.00
Equity Certificate	0.00

Balance Reconciliation

Begin Principal Balance	700,788,603.73
Principal Collections (including repurchases)	20,091,524.28
Charge off Amount	0.00
End Principal Balance	680,697,079.45

Collateral Performance
Cash Yield (% of beginning balance)	11.20%
Charge off Amount (% of beginning balance)	0.00%
Net Yield	11.20%

Delinquent Loans
30-59 days principal balance of loan	14,502,893.48
30-59 days number of loans	175
60-89 days principal balance of loan	2,537,335.93
60-89 days number of loans	30
90+ days principal balance of loan	7,237,176.15
90+ days number of loans	78

Loan Detail
Number Purchased pursuant to 2.02, 2.04, 3.01 and 3.07	-
Principal Balance Purchased pursuant to 2.02, 2.04, 3.01 and 3.07	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	8,179
Number of HEL outstanding (EOP)	7,947
Book value of real estate acquired through foreclosure/grant of deed	261,393.25
Number of Loans that went into REO	1
Principal Balance of Loans that went into REO	113,147.48

Overcollateralization
Begin OC Amount	101,043,151.87
OC Release Amount	0.00
Extra Principal Distribution	4,901,858.63
End OC Amount	105,945,010.50

Target OC Amount	131,400,401.25
Interim OC Amount	101,043,151.87
Interim OC Deficiency	30,357,249.38

Monthly Excess Cashflow	4,901,858.63

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	80.19%

Interest Calculations
1 month LIBOR	2.46250%
Class A Formula Rate (1 mo Libor plus 29bps)	2.75250%
Class A Pass-Through Rate	2.75250%
Class M Formula Rate (1 mo Libor plus 55bps)	3.01250%
Class M Pass-Through Rate	3.01250%
Available Funds Cap	11.17180%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	36.726570
2. Principal Distribution per $1,000	34.871182
3. Interest Distribution per $1,000	1.855388

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.75%
2. Days in Accrual Period	29

3. Class A Interest Due	1,152,511.38
4. Class A Interest Paid	1,152,511.38

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	519,783,391.61
2. Class A Principal Due	21,660,931.86
3. Class A Principal Paid	21,660,931.86
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	498,122,459.75

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.8019100
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.7317829

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	36.903494
2. Principal Distribution per $1,000	34.872866
3. Interest Distribution per $1,000	2.030628

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	3.013%
2. Days in Accrual Period	29

3. Class M Interest Due	194,046.82
4. Class M Interest Paid	194,046.82

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	79,962,060.25
2. Class M Principal Due	3,332,451.05
3. Class M Principal Paid	3,332,451.05
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	76,629,609.20

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.8019005
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.1125752